Income Taxes	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Income Taxes
We file a consolidated U.S. federal income tax return, unitary tax returns in certain states, and separate state income tax returns for certain of our subsidiary companies in other states. Included in our federal and state income tax returns is our proportionate share of the taxable income or loss of partnerships and limited liability companies that are treated as partnerships for tax purposes (“pass-through entities”). Our consolidated and combined financial statements do not include any provision (benefit) for income taxes on the income (loss) of pass-through entities attributed to the noncontrolling interests.
Food Network and Cooking Channel are operated under the terms of a general partnership agreement. The Travel Channel is a limited liability company and treated as a partnership for tax purposes.
A reconciliation of amounts included in income from continuing operations before income taxes and the income (loss) allocated to us for tax purposes is as follows:

(in thousands)	For the years ended December 31,
	2010	2009	2008
Income allocated to SNI	$617,765	$441,858	$437,254
Income of pass-through entities allocated to noncontrolling interests	117,896	89,334	92,607

Income from continuing operations before income taxes	$735,661	$531,192	$529,861

The provision for income taxes consisted of the following:

(in thousands)	For the years ended December 31,
	2010	2009	2008
Current:
Federal	$189,890	$170,451	$138,540
Tax benefits from NOLs	(85)	(85)	(3,003)

Federal, net	189,805	170,366	135,537

State and local	38,943	17,693	25,532
Tax benefits from NOLs	(2,794)	(5,097)	(2,744)

State and local, net	36,149	12,596	22,788

Foreign	724	—	(4,777)

Total	226,678	182,962	153,548
Tax benefits of compensation plans allocated to additional paid-in capital	6,841	70	12

Total current income tax provision	233,519	183,032	153,560

Deferred:
Federal	(19,930)	(12,626)	24,936
Other	631	5,292	5,594

Total	(19,299)	(7,334)	30,530
Deferred tax allocated to other comprehensive income	5,207	(4,965)	198

Total deferred income tax provision	(14,092)	(12,299)	30,728

Provision for income taxes	$219,427	$170,733	$184,288

The difference between the statutory rate for federal income tax and the effective income tax rate was as follows:

	For the years ended December 31,
	2010	2009	2008
U.S. federal statutory income tax rate	35.0%	35.0%	35.0%
Effect of:
U.S. state and local income taxes, net of federal income tax benefit	3.3	3.2	2.9
Income of pass-through entities allocated to noncontrolling interests	(5.6)	(5.6)	(5.6)
Section 199 - Production Activities Deduction	(2.7)	(1.8)	(1.4)
Non-deductible debt extinguishment loss			1.6
Miscellaneous	(0.2)	1.3	2.3

Effective income tax rate	29.8%	32.1%	34.8%

We believe adequate provision has been made for all open tax years.

The approximate effect of the temporary differences giving rise to deferred income tax liabilities (assets) were as follows:

(in thousands)	As of December 31,
	2010	2009
Deferred tax assets:
Accrued expenses not deductible until paid	$(4,206)	$(3,872)
Deferred compensation and retiree benefits not deductible until paid	(43,823)	(37,736)
Tax basis capital loss and credit carryforwards	(129,888)	(139,804)
State and foreign net operating loss carryforwards	(17,469)	(17,774)
Other temporary differences, net	(3,918)	(1,833)

	(199,304)	(201,019)

Deferred tax liabilities:
Property, plant and equipment	11,737	7,356
Goodwill and other intangible assets	28,433	20,630
Investments, primarily gains and losses not yet recognized for tax purposes	62,273	73,711
Programs and program licenses	26,852	41,182

	129,295	142,879

Valuation allowance for deferred tax assets	146,590	154,020

Net deferred tax liability	$76,581	$95,880

At December 31, 2010, we had $61.9 million of net operating loss and non-deductible interest expense carryforwards related to our U.K. subsidiaries. Although these carryforwards are subject to unlimited carryforward periods, the deferred tax assets for these items have been reduced by a valuation allowance of $16.7 million as it is more likely than not that these loss carryforwards will not be realized.
uSwitch was sold December 23, 2009 resulting in a capital loss of $374 million. A portion of the capital loss was carried back to earlier tax years in 2010, however no capital gains are expected in the remaining carryforward period. Therefore, a valuation allowance of $130 million has been recorded on the deferred tax asset for the loss as it is more likely than not that the capital loss will not be utilized.
There are no undistributed earnings of foreign subsidiaries that could be subject to additional U.S. or foreign tax.
A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

(in thousands)
	2010	2009	2008
Gross unrecognized tax benefits - beginning of year	$61,201	$62,136	$51,380
Increases in tax positions for prior years	6,552	11,141	7,499
Decreases in tax positions for prior years	(3,411)	(16,337)	(2,215)
Increases in tax positions for current year	20,950	16,787	15,424
Settlements	(11,385)	(1,309)	(721)
Lapse in statute of limitations	(12,307)	(11,217)	(9,231)

Gross unrecognized tax benefits - end of year	$61,600	$61,201	$62,136

The total amount of net unrecognized tax benefits that, if recognized, would affect the effective tax rate was $39.4 million at December 31, 2010, $44.5 million at December 31, 2009 and $40.9 million at December 31, 2008. We accrue interest and penalties related to unrecognized tax benefits in our provision for income taxes. Related to the amounts above, we recognized an interest benefit of $1.7 million in 2010, $0.2 million in 2009, and $1.1 million in 2008. Included in the balance of unrecognized tax benefits at December 31, 2010, December 31, 2009, and December 31, 2008, respectively, are $5.0 million, $7.6 million, and $7.9 million of liabilities for interest.
We file income tax returns in the U.S. and in various state, local and foreign jurisdictions. We are routinely examined by tax authorities in these jurisdictions. As of December 31, 2010, we had been examined by the Internal Revenue Service (“IRS”) through calendar year 2006. In addition, there are state examinations currently in progress. It is possible that these examinations may be resolved within twelve months. Due to the potential for resolution of these examinations, and the expiration of various statutes of limitation, it is reasonably possible that our gross unrecognized tax benefits balance may change within the next twelve months by a range of zero to $14.7 million.
Our tax years for 2007 and forward are subject to examination by the tax authorities. With a few exceptions, the Company is no longer subject to federal, state, local or foreign examinations by tax authorities for years prior to 2006.